                                                                   Exhibit 10.11

                               SIXTH AMENDMENT TO
                              REINSURANCE AGREEMENT

     THIS SIXTH AMENDMENT TO REINSURANCE AGREEMENT (this "Sixth Amendment") dated this 1st day of December 2007 by and between Allstate Life Insurance Company of New York ("Ceding Company") and Allstate Life Insurance Company ("Accepting Company").

                                    RECITALS

     WHEREAS, Ceding Company and Accepting Company entered into that certain Reinsurance Agreement, effective as of January 1, 1984 which was amended by amendments effective as of September 1, 1984, January 1, 1987, October 1, 1988, January 1, 1994 and December 31, 1995 (the "Agreement"); and

     WHEREAS, Ceding Company and Accepting Company desire to make additional amendments to the Agreement as more particularly described herein.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration and for the mutual covenants set forth below, the parties hereto, intending legally to be bound, hereby agree as follows:

     1. Ceding Company and Accepting Company hereby agree to replace Paragraph 2 in Article X of the Agreement titled "SETTLEMENT OF CLAIMS" with the following:

          2. Whenever a claim is made under a policy of the Ceding Company which has been reinsured hereunder, it shall be taken and considered by the Accepting Company to be a claim for the amount of reinsurance on such risk, and the Accepting Company shall abide the issue as it shall be settled by the Ceding Company. No less frequently than quarterly, and within 90 (ninety) days after the receipt of due notice, the Accepting Company shall pay the amount of reinsurance covered by the policy of reinsurance.

     2. Unless expressly modified by this Sixth Amendment, the terms and conditions of the Agreement remain unchanged and in full force and effect.

     3. This Sixth Amendment shall be binding on the parties hereto, including their successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Sixth Amendment as of the day and year first set forth above.

ALLSTATE LIFE INSURANCE COMPANY


By:    /s/ Samuel H. Pilch
       -----------------------------------
Name:  Samuel H. Pilch
Title: Group Vice President and Controller
Date:  November 18, 2009


ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK


By:    /s/ Samuel H. Pilch
       -----------------------------------
Name:  Samuel H. Pilch
Title: Group Vice President and Controller
Date:  November 18, 2009